SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 20, 2006
GOVERNMENT PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-31962	20-0611663

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13625 California Street, Suite 310, Omaha, Nebraska	68154

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (402) 391-0010
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Contracts
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Employment Agreement dated February 24, 2004 between the Company and Nancy Olson
Amendment No.1 to the Employment Agreement dated September 20, 2006 between the Company and Nancy Olson

Item 1.01. Material Contracts
     On September 20, 2006, the employment agreement between Government Properties Trust, Inc. (the “Company”) and Nancy D. Olson, the Company’s Chief Financial Officer as dated February 24, 2004 was amended to provide for a one-time cash bonus payment upon the completion of a change of control of the Company.
     The foregoing description is qualified in its entirety by the employment agreement and amendment thereto, copies of which are attached as Exhibits 10.12 and 10.13 to this Form 8-K and which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Number	Description

10.12	Employment Agreement dated February 24, 2004 between the Company and Nancy Olson

10.13	Amendment 1 to the Employment Agreement dated September 20, 2006 between the Company and Nancy Olson

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES TRUST, INC.

Date: September 25, 2006	By:	/s/ Thomas D. Peschio

Thomas D. Peschio
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.12	Employment Agreement dated February 24, 2004 between the Company and Nancy Olson

10.13	Amendment 1 to the Employment Agreement dated September 20, 2006 between the Company and Nancy Olson